UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 8, 2018
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)

104 S. Michigan Avenue
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Coeur Mining, Inc. (“Coeur”) held its 2018 Annual Stockholders’ Meeting on May 8, 2018, in New York, New York (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Coeur Mining, Inc. 2018 Long-Term Incentive Plan (the “Plan”).

The Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”). Employees of the Company, its affiliates and its subsidiaries, as well as non-employee directors of the Company, are eligible to participate in the Plan. Up to 11,204,419 shares of the Company’s common stock will be authorized for issuance through the Plan pursuant to awards granted on or after December 31, 2017, increasing the number of shares available for new awards by 9,000,000. The Plan provides the Committee with the authority to award options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance units, performance shares and incentive opportunities.

The Plan provides that the aggregate number of shares that may be subject to share-based awards granted during any calendar year to any one employee is 1,500,000, regardless of the type of award. The maximum cash amount payable pursuant to an incentive opportunity granted in any calendar year to any one employee under Plan is $10,000,000. These individual award limits apply to both awards granted after the effective date of the Plan and to awards outstanding as of the effective date of the Plan. Under the Plan, the aggregate number of shares that may be subject to awards granted during any calendar year to any one non-employee director cannot exceed that number of shares having a fair market value on the date of grant equal to $200,000; provided, however, that this limit will be increased to $400,000 for any non-employee director that is designated as Chairman of the Board or Lead Director.

Options and SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation in exchange for cash, other awards, or a new option or SAR at a reduced exercise or base price, or by lowering the exercise price of a previously granted option or SAR, except (i) with the prior approval of the Company’s stockholders or (ii) equitably in connection with changes in outstanding common stock by reason of a merger, stock split, or certain other events. The term of stock options and SARs granted pursuant to the Plan may not exceed ten years, unless granted to participants outside the United States.

Shares issued pursuant to stock options and SARs will count against the number of shares available for issuance under the Plan on a one-for-one basis, whereas each share issued pursuant to all other awards will count against the number of shares available for issuance under the Plan as 1.5 shares.

The Plan was effective as of May 8, 2018. The Plan will terminate with respect to the grant of new awards on May 8, 2028.

The foregoing description of the terms of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is included as Exhibit 99.1 and incorporated herein by reference.
Item 5.07.     Submission of Matters to a Vote of Security Holders

Coeur’s stockholders voted on the following four proposals at the Annual Meeting. The number of votes cast for and against each proposal and the number of abstentions and broker non-votes are set forth below.

Proposal 1. Election of Directors
The stockholders elected the following ten individuals to Coeur’s Board of Directors for one-year terms expiring at the 2019 Annual Meeting of Stockholders. The voting results were as follows:

	For	Against	Abstain	Approval Percentage (1)
Robert E. Mellor	112,238,175	1,424,677	256,872	98.75%
Linda L. Adamany	112,548,424	1,122,331	248,969	99.01%
Kevin S. Crutchfield	111,039,579	2,626,474	253,671	97.69%
Sebastian Edwards	112,091,863	1,575,234	252,627	98.61%
Randolph E. Gress	112,703,026	961,489	255,209	99.15%
Mitchell J. Krebs	112,120,820	1,548,851	250,053	98.64%
Eduardo Luna	112,470,233	1,189,581	259,910	98.95%
Jessica L. McDonald	112,619,210	1,044,873	255,641	99.08%
John H. Robinson	108,516,748	5,146,649	256,327	95.47%
J. Kenneth Thompson	108,470,526	5,193,589	255,609	95.43%

Broker Non-Votes:		34,181,704

Proposal 2. Approval of adoption of the Coeur Mining, Inc. 2018 Long-Term Incentive Plan
The stockholders approved the adoption of the Coeur Mining, Inc. 2018 Long-Term Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
105,702,933	7,931,995	284,796	34,181,704	93.02%

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of Grant Thornton LLP as Coeur’s independent registered public accounting firm for the 2018 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
146,215,699	1,310,227	575,502	—	99.11%

Proposal 4. Approval of advisory resolution on executive compensation.
The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
109,144,748	4,298,031	476,945	34,181,704	96.21%
_____________________________________________________

(1) Percentage of votes cast for the nominee or proposal.
Item 9.01.    Financial Statements and Exhibits.
(d)    List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Coeur Mining, Inc. 2018 Long-Term Incentive Plan (Incorporated herein by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 filed on May 8, 2018 (File No. 333-224751)).

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Coeur Mining, Inc. 2018 Long-Term Incentive Plan (Incorporated herein by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 filed on May 8, 2018 (File No. 333-224751)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: May 8, 2018	By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Senior Vice President, General Counsel and Secretary